SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2008

Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)

Ford Motor Credit Company LLC

(Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC

(Exact names of registrants as specified in their respective charters)

Delaware (State or Other Jurisdiction of Incorporation)		Delaware (State or Other Jurisdiction of Incorporation)
333-148505 (Commission File Number)	38-2973806 (I.R.S. Employer Identification No.)	333-148505-01 (Commission File Number)	38-3372243 (I.R.S. Employer Identification No.)
c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC Suite 2407, 212-045 One American Road Dearborn, Michigan	48126	c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC Suite 2407, 212-04 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495 (Registrant’s telephone number including area code)		(313) 594-3495 (Registrant’s telephone number including area code)

                                                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Ford Credit Floorplan Corporation (“FCF Corp”) and Ford Credit Floorplan LLC (“FCF LLC” and, together with FCF Corp, the “Co-Registrants”) filed a Registration Statement on Form S-3 (Commission File Nos. 333-148505 and 333-148505-01) on January 24, 2008 which contained a Form of Receivable Purchase Agreement, a Form of Transfer and Servicing Agreement, a Form of Indenture and a Form of Indenture Supplement. On May 8, 2008, the Co-Registrants, Ford Motor Credit Company LLC (“Ford Credit”), Ford Credit Floorplan Master Owner Trust A (“MOTA”), Ford Credit Floorplan Master Owner Trust B (“MOTB”), and The Bank of New York, as indenture trustee (the “Indenture Trustee”), entered into the following amended transaction documents, each such amendment effective as of May 1, 2008:

1.	three Third Amended and Restated Receivables Purchase Agreements, each between Ford Credit, as seller, and FCF Corp or FCF LLC, as buyer;

2.	three Third Amended and Restated Transfer and Servicing Agreements, each among FCF Corp or FCF LLC, as transferor, MOTA or MOTB, and Ford Credit, as servicer;

3.	an Amended and Restated Indenture, between MOTA and the Indenture Trustee; and

4.

an Omnibus Amendment to the Series 2005-1 Indenture Supplement, the Series 2006-1 Indenture Supplement, the Series 2006-3 Indenture Supplement, the Series 2006-4 Indenture Supplement, the Series 2006-5 Indenture Supplement and the Series 2006-6 Indenture Supplement, between MOTA and the Indenture Trustee.

The Receivables Purchase Agreements and the Transfer and Servicing Agreements were amended as follows:

•

 the definitions of “Eligible Account” and “Eligible Receivable” were amended to permit the addition of (a) Receivables arising under credit lines relating to fleet vehicle purchases (“Fleet Receivables”), (b) Receivables arising under credit lines relating to medium- and heavy-duty trucks and vans (“Medium and Heavy Truck Receivables”) and (c) Receivables arising from credit lines with dealers in which Ford Motor Company (“Ford”) or its affiliate have an equity interest (“Development Dealer Receivables”).

The Indenture was amended as follows:

•

The definition of “Net Adjusted Pool Balance” was revised to delete the reference to the Non-Conforming Receivables Amount and to give credit to relevant amounts on deposit in the Collection Account and the Principal Funding Accounts.

The relevant Indenture Supplements were amended by the Omnibus Amendment as follows:

•	Overconcentrations were added for Fleet Receivables (4%), Medium and Heavy Truck Receivables (2%) and Development Dealer Receivables (4%), and the Overconcentration for PRIMUS Receivables was deleted.

The amendments to each of the transaction documents described above were completed in accordance with the provisions of each such transaction document, including the receipt of Rating Agency Confirmation in connection therewith.

On the date hereof, the Co-Registrants have filed a Post-Effective Amendment No. 1 to the Registration Statement (Commission File Nos. 333-148505 and 333-148505-01) containing revised forms of such agreements reflecting the amendments described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

   By:  /s/ Susan J. Thomas

   Name:  Susan J. Thomas
   Title:    Secretary

FORD CREDIT FLOORPLAN LLC

    By: /s/ Susan J. Thomas

    Name:  Susan J. Thomas
    Title:    Secretary

Dated: June 9, 2008